UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 17, 2003	333-104448
Date of Report (Date of earliest event reported)	Commission File Number

IWT TESORO CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	91-2048019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

191 Post Road West, Suite 10
Westport, Connecticut 06880

(Address of Principal Executive Offices) (Zip Code)

(203) 241-7770

(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS

Trading of Common Stock on Over The Counter Bulletin Board under the symbol “IWTT”

On December 17, 2003, IWT Tesoro Corporation’s common stock commenced trading on the Over The Counter Bulletin Board under the symbol “IWTT”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2003	IWT TESORO CORPORATION

/s/ Henry J. Boucher, Jr., President
By: Henry J. Boucher, Jr., President